                                                 AMENDED SCHEDULE A
                                     SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                                                EFFECTIVE MAY 1, 2000
                                     (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)



                                                  Policy Form Numbers of Contracts
Name of Separate Account                             Funded By Separate Account                   Fidelity Fund (Class)
------------------------                             --------------------------                   ---------------------
Lincoln National Variable Annuity Account C          18829, 25982RSC, 28645 0697, 18831           Growth - Service Class
                                                     (Individual MultiFund)

Lincoln National Variable Annuity Account L          GAC91-101; GAC96-111                         Equity - Income - Initial Class
                                                     GAC96-101   (GVA I, II, III)                 Growth - Initial Class

Lincoln Life Flexible Premium Variable Life          LN605/615 (VUL I)                            Equity - Income - Initial Class
Account M
                                                     LN660 (VUL)                                  Growth - Service Class
                                                     LN680 (VULdb)                                High Income - Service Class

Lincoln Life Variable Annuity Account N              AN425 (Choice Plus)                          Overseas - Initial Class
                                                                                                  Equity - Income - Initial Class
                                                                                                  Growth - Initial Class

Lincoln Life Variable Annuity Account Q              28883, 28884, 28890, 28867,                  Growth - Service Class
                                                     28868, 28891, 28903
                                                     (Group MultiFund)

Lincoln Life Flexible Premium Variable Life          LN650 (SVUL)                                 Growth - Service Class
Separate Account R                                                                                High Income - Service Class

                                                     LN655 (SVUL II)                              Growth - Service Class
                                                                                                  High Income - Service Class

Lincoln Life Flexible Premium Variable Life          LN920/921                                    Growth Portfolio
Account S                                            (CVUL)                                       High Income - Service Class
                                                                                                  Overseas - Service Class

                                                     LN925/926                                    Growth Portfolio
                                                     (CVUL Series III)                            High Income - Service Class



Overseas - Service Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY
    ----------------------
                                       By:
                                                    ----------------------
                                                    Steven M. Kluever
                                                    2nd Vice President


Date                                   VARIABLE INSURANCE PRODUCTS FUND
    -----------------------
                                       By:
                                                    ----------------------
                                       Name:
                                                    ----------------------

                                       Title:
                                                    ----------------------


Date                                   FIDELITY DISTRIBUTORS CORPORATION
    ----------------------
                                       By:
                                                    ----------------------


                                       Name:
                                                    ----------------------

                                       Title:
                                                    ----------------------